LIMITED PARTNERS' EQUITY	12 Months Ended
Dec. 31, 2025
Disclosure of limited partners equity [Abstract]
LIMITED PARTNERS' EQUITY	LIMITED PARTNERS’ EQUITY
Limited partners’ equity
On November 10, 2025, Brookfield Renewable completed the issuance of 15,050,200 LP Units on a bought deal basis at a price of $29.90 per LP Unit for gross proceeds of $450 million. Concurrently, a subsidiary of Brookfield Corporation purchased 6,967,670 LP Units at the LP unit offering price (net of underwriting commission). The aggregate gross proceeds of the offering and the concurrent private placement was approximately $650 million. Brookfield Renewable incurred $18 million in related transaction costs inclusive of fees paid to the underwriters that was recorded in equity.
As at December 31, 2025, 305,987,962 LP units were outstanding (2024: 285,180,371 LP units) including 81,306,719 LP units (2024: 74,339,049 LP units) held by Brookfield Holders. Brookfield owns all general partnership interests in Brookfield Renewable representing a 0.01% interest.f the proceeds from the offering of LP units.
During the year ended December 31, 2025, 276,638 LP units (2024: 285,010 LP units) were issued under the distribution reinvestment plan at a total value of $7 million (2024: $7 million).
During the year ended December 31, 2025, exchangeable shareholders of BEPC exchanged 36,058 BEPC exchangeable shares (2024: 10,675 shares) for an equivalent number of LP units amounting to less than $1 million (2024: less than $1 million).
As at December 31, 2025, Brookfield Holders held a direct and indirect interest of approximately 47% of Brookfield Renewable on a fully-exchanged basis. Brookfield Holders held a direct and indirect interest of 320,608,493 LP units, Redeemable/Exchangeable partnership units, BEPC exchangeable shares and class A.2 exchangeable shares, the remaining is held by public investors.
On an unexchanged basis, Brookfield Holders holds a 27% direct limited partnership interest in Brookfield Renewable, a 39% direct interest in BRELP through the ownership of Redeemable/Exchangeable partnership units, a direct 1% GP interest in BRELP and a 25% direct interest in the BEPC exchangeable shares and class A.2 exchangeable shares of BEPC as at December 31, 2025.
In December 2025, Brookfield Renewable renewed its normal course issuer bid in connection with its LP units. Brookfield Renewable is authorized to repurchase up to 15,296,104 LP unit representing 5% of its issued and outstanding LP units. The bid will expire on December 17, 2026, or earlier should Brookfield Renewable complete its repurchases prior to such date. During the year ended December 31, 2025, there were 1,522,975 LP units (2024: 2,279,654 units) repurchased and cancelled at a total cost of $34 million (2024 $52 million).
Distributions
The composition of the distributions are presented in the following table:

(MILLIONS)	2025	2024
Brookfield Holders	$112	$105
External LP unitholders	322	301
	$434	$406
In January 2026, distributions to unitholders were increased to $1.568 per LP unit on an annualized basis, an increase of over 5%, or $0.08 per LP unit, which will take effect on the distribution payable in March 2026.
Distributions paid during the year ended December 31, 2025, totaled $427 million (2024: $395 million and 2023: $370 million)